Exhibit 99-2
Second Quarter 2011 Earnings Call
Supplemental Slides

Exhibit 99-2
The information contained in this presentation includes certain estimates, projections and other forward-
looking information that reflect our current views and plans with respect to future events, strategy, capital expenditures and financial performance. These estimates, projections and other forward-looking information are based on assumptions that HealthSouth believes, as of the date hereof, are reasonable.
Inevitably, there will be differences between such estimates and actual events or results, and those differences may be material.
There can be no assurance that any estimates, projections or forward-looking information will be realized.
All such estimates, projections and forward-looking information speak only as of the date hereof.
HealthSouth undertakes no duty to publicly update or revise the information contained herein.
You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Form 10-K for the year ended December 31, 2010, our Form 10-Q for the quarters ended March 31, 2011, and June 30, 2011, when filed, and in other documents we previously filed with the SEC, many of which are beyond our control, that may cause actual events or results to differ materially from the views, beliefs and estimates expressed herein.
Note Regarding Presentation of Non-GAAP Financial Measures
The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United
States. Our Form 8-K, dated July 27, 2011, to which the following supplemental slides are attached as Exhibit
99.2, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with these supplemental slides.
Forward-Looking Statements

Q2 2011 Summary (Q2 2011 vs. Q2 2010) ... 4-8
High-Quality Care ... 9
Revenues (Q2 2011 vs. Q2 2010) ... 10
Expenses (Q2 2011 vs. Q2 2010) ... 11
Adjusted EBITDA ... 12
Earnings per Share ... 13
Adjusted Free Cash Flow ... 14
Debt, Liquidity, and Swaps ... 15
Debt Profile ... 16
2011 Guidance - Adjusted EBITDA ... 17
2011 Guidance - EPS ... 18-19
Adjusted Free Cash Flow Considerations ... 20
Appendix ... 21
Income Tax Considerations ... 22
Historic Discharge Growth vs. Industry ... 23
Debt Schedule ... 24
Revenues & Expenses (6 months) ... 25
Revenues & Expenses (Sequential) ... 26
Payment Sources ... 27
Operational and Labor Metrics ... 28
Original vs. Reclassified Data for LTCH Sale ... 29
Outstanding Share Summary ... 30
Adjusted EBITDA History ... 31
Reconciliations to GAAP ... 32-39

HEALTHSOUTH

Exhibit 99-2
Table of Contents

Exhibit 99-2
Q2 2011 Summary (Q2 2011 vs. Q2 2010)
✓ Revenue growth of 8.1%
 ― Inpatient revenue growth of 8.8% driven by volume and price
 ▪ Discharge growth 6.1%; same-store discharge growth 3.5%
 • Continued positive contribution from hospitals opened or acquired in the last 12 months
 ▪ Revenue per discharge increase of 2.6%
    ― Outpatient and other revenue benefited by $1.9 million in state provider taxes.
   ▪ Q2 2011 had 29 outpatient satellite clinics vs. 38 in Q2 2010.
Location	# of Beds	Transaction	Date
Loudoun County, VA	40	De Novo	Q2 2010
Las Vegas, NV	50	Acquired new IRF	Q2 2010
Bristol, VA	25	De Novo	Q3 2010
Houston, TX	50	Acquired new IRF	Q3 2010

Exhibit 99-2
Q2 2011 Summary (Q2 2011 vs. Q2 2010) (cont.)
✓ SWB as a percent of revenue decreased 60 bps.

✓ Hospital-related expenses as a percent of revenue declined 40 bps.
✓ Adjusted EBITDA(1) grew 14.8%.
✓ Strong adjusted free cash flow generation (1)
 ― Higher Adjusted EBITDA
 ― Offset by anticipated increase in interest expense and maintenance capital expenditures
 ― Benefited from swap payment of $11.2 million in same period last year.
(1) Reconciliation to GAAP provided on slides 32, 33, 35, and 39.

Exhibit 99-2
Q2 2011 Summary (Q2 2011 vs. Q2 2010) (cont.)
✓ Earnings per share from continuing operations attributable to HealthSouth were impacted by the following non-recurring and tax-related items that in aggregate decreased earnings per share by $0.33 per share in the second quarter of 2011 compared to the second quarter 2010 (see table on slide 13):
 ▪ $26.1 million, or $0.28 per share, loss (pre-tax) on early extinguishment of debt related to the Company’s repayment of $335 million of 10.75% senior notes on
 June 15, 2011.
 ▪ $12.5 million, or $0.13 per share, increase in income tax expense mainly aattributable to the release of the valuation allowance in Q4 2010
 ▪ $10.6 million, or $0.11 per share, gain (pre-tax) in government, class action, and related settlements, and a $2.7 million, or $0.03 per share, expense (pre-
 tax) for higher professional fees primarily related to recoveries

The Company reported GAAP earning per basic share; diluted
earning per share is antidilutive for the quarter.

Exhibit 99-2
Q2 2011 Summary (Q2 2011 vs. Q2 2010) (cont.)
✓ Pending sale of five long-term acute care hospitals (LTCHs) for approx. $117.5 million.
 ― The LTCH in Houston will be retained and closed.
 ― Expect to close on the sale of the five LTCHs next week
 ― The six LTCHs contributed $121.7 million of net operating revenues and $17.5 million of Adjusted EBITDA in 2010.
 ― The six LTCHs have been reclassified to discontinued operations (retrospective application to reported numbers for all of 2011 and prior periods).
 ― The Company intends to use the proceeds along with revolver capacity and cash on hand to retire the remaining 10.75% senior notes during the third quarter.
✓ Additional capital structure enhancements
 ― Amended the credit facility and added $100 million term loan maturing in 2016
 ― Reduced revolver spread 100 bps and extended maturity to 2016
 ― Completed initial call of $335 million in principal of the10.75% senior notes due
 2016

Exhibit 99-2
Q2 2011 Summary (Q2 2011 vs. Q2 2010) (cont.)
✓ Growth
 ― De novo: Announced final CON approval for 40-bed inpatient rehabilitation hospital in Marion County (Ocala), FL; expect to begin accepting patients Q1
 2013.
 ― Acquisition: Announced intent to purchase substantially all assets of Drake
 Center’s inpatient rehabilitation services in Cincinnati, OH and sublease space for the operation of a 38-bed inpatient rehabilitation hospital; expect to begin accepting patients in Q4 2011.

✓ TeamWorks Care Management implementation completed in 86 hospitals
✓ Clinical information system (CIS)
 ― The Company signed an agreement with Cerner for company-wide implementation starting in 2012.

35.0
30.0
25.0
20.0
15.0
32.6
28.6
3.5
3.0
2.5
2.0
1.5
2.88
2.47

HEALTHSOUTH

Exhibit 99-2
HealthSouth Functional Outcomes Continue to Outpace Industry Average
HealthSouth Average
UDS Average*
FIM Gain
LOS Efficiency
* Average = Expected, Risk-adjusted
Source: UDSmr Database - On Demand Report: Q2 2011 Report
FIM Gain
Change in Functional
Independence
Measurement (based
on an 18 point
assessment) from
admission to discharge.
LOS Efficiency
Functional gain divided
by length of stay.

High-Quality Care

Revenues (Q2 2011 vs. Q2 2010)

(Millions)	Q2 2011	Q2 2010	Increase/ (Decrease)
Inpatient	$ 465.4	$ 427.6	8.8%
Outpatient and other	39.7	39.7	0.0
Consolidated net operating	$ 505.1	$ 467.3	8.1%

(Actual Amounts)			
Discharges	29,811	28,098	6.1%
Net patient revenue / discharge	$15,612	$15,218	2.6%

HEALTHSOUTH.

Exhibit 99-2
✓ Revenue growth of 8.1%
 – Inpatient revenue growth of 8.8% driven by volume and price
 ▪ Discharge growth of 6.1%; same-store discharge growth of 3.5%
 • Continued positive contribution from hospitals opened or acquired in the last 12 months
 ▪ Revenue per discharge increased 2.6%
 – Outpatient and other revenue benefited by $1.9 million in state provider taxes.
 ▪ Q2 2011 had 29 outpatient satellite clinics vs. 38 in Q2 2010.

(Millions)	Q2 2011	Q2 2010	Increase/ (Decrease)
Salaries and benefits	$ 241.6	$ 226.2	6.8%
Percent of net operating revenues	47.8%	48.4%	(60 bps)
EPOB (employees per occupied bed)	3.47	3.47	0.0%
Hospital-related expenses (other operating, supplies, occupancy, bad debts)	$ 118.7	$ 111.7	6.3%
Percent of net operating revenues	23.5%	23.9%	(40 bps)
General and administrative (excludes stock-based compensation)	$ 22.1	$ 22.7	(2.6%)
Percent of net operating revenues	4.4%	4.9%	(50 bps)

HEALTHSOUTH

Exhibit 99-2
Expenses (Q2 2011 vs. Q2 2010)
✓ SWB as a percent of revenue decreased 60 bps.

✓ Hospital-related expenses as a percent of revenue declined 40 bps.

(Millions)	Q2 2011	Q2 2010	6 Months 2011	6 Months 2010
Net operating revenues	$ 505.1	$ 467.3	$ 1,011.1	$ 925.9
Operating expenses:				
Salaries and benefits	(241.6)	(226.2)	(485.6)	(452.5)
Hospital-related expenses:				
Other operating expenses	(75.4)	(70.8)	(146.3)	(132.0)
Supplies	(26.2)	(25.0)	(52.0)	(49.2)
Occupancy Costs	(12.1)	(10.7)	(23.7)	(21.6)
Provision for doubtful accounts	(5.0)	(5.2)	(9.8)	(11.1)
	(118.7)	(111.7)	(231.8)	(213.9)
General and administrative expenses [2]	(22.1)	(22.7)	(44.8)	(45.2)
Equity in nonconsolidated affiliates	3.2	2.6	5.7	5.2
Other income	0.7	1.4	1.3	2.1
Noncontrolling interests [3]	(11.3)	(10.3)	(23.1)	(20.0)
Adjusted EBITDA	**$ 115.3**	**$ 100.4**	**$ 232.8**	**$ 201.6**

	Q2 2011	Q2 2010	6 Months 2011	6 Months 2010
In arriving at Adjusted EBITDA, the following were excluded:				
(2) Stock-based compensation expense	5.3	4.0	9.5	7.8
(3) Noncontrolling interests related to discontinued operations	0.9	0.1	1.0	-

HEALTHSOUTH.

Exhibit 99-2
Adjusted EBITDA Change
 Q2 6 Months
 +$14.9M +$31.2M
 +14.8% +15.5%
Improvements driven by:
•Revenue growth driven by
higher volumes and price and
disciplined expense
management.
Adjusted EBITDA (1)

Earnings per Share

(In Millions, Except Per Share Data)	GAAP EPS Measure [1] Q2 2011	Q2 2010	6 Months 2011	6 Months 2010
Adjusted EBITDA	$ 115.3	$ 100.4	$ 232.8	$ 201.6
Interest expense and amortization of debt discounts and fees	(34.9)	(30.1)	(70.0)	(60.6)
Depreciation and amortization	(19.6)	(17.8)	(39.1)	(35.3)
Stock-based compensation expense	(5.3)	(4.0)	(9.5)	(7.8)
Other, including non-cash loss on disposal of assets	(1.0)	(0.4)	(1.1)	(0.4)
	54.5	48.1	113.1	97.5
Certain nonrecurring expenses:				
Government, class action, and related settlements	10.6	-	10.6	-
Professional fees - accounting, tax, and legal	(8.4)	(5.7)	(12.2)	(8.6)
Gain (loss) on interest rate swaps	-	0.3	-	(4.0)
Loss on early extinguishment of debt	(26.1)	(0.1)	(26.1)	(0.4)
Pre-tax income	30.6	42.6	85.4	84.5
Income tax (expense) benefit [2]	(11.2) [3]	1.3 [4]	(3.8) [3] [5]	(1.1) [4]
Income from continuing operations [1]	$ 19.4	$ 43.9	$ 81.6 [5]	$ 83.4
Basic shares	93.3	92.8	93.2	92.7
Dilutes shares	109.5	108.2	109.3	108.2
Basic earnings per share	$ 0.14	$ 0.40	$ 0.74	$ 0.76
Diluted earnings per share [6]	$ 0.14	$ 0.40	$ 0.74	$ 0.76

HEALTHSOUTH

Exhibit 99-2
Earnings per Share from
Continuing Operations (1)
Impacted by the following non-
recurring and tax-related items
that in aggregate decreased
earnings per share by $0.33 in Q2
2011 vs. Q2 2010:
 • $26.1 million, or $0.28 per share,
 loss (pre-tax) on early
 extinguishment of debt related
 to the Company’s repayment
 of $335 million of 10.75% senior
 notes on June 15, 2011
 •  $12.5 million, or $0.13 per
 share, increase in income tax
 expense mainly attributable to
 the release of the valuation
 allowance in Q4 2010
 • $10.6 million, or $0.11 per share,
 gain (pre-tax) in government,
 class action, and related
 settlements , and $2.7 million, or
 $0.03 per share, expense (pre-
 tax) for higher professional fees
 primarily related to recoveries

(1) Income from continuing operations attributable to HealthSouth
(2) Actual tax provision recorded for the period
(3) Cash income taxes for 3 and 6 months ended June 30, 2011 were $1.7 million and $4.2 million, respectively.
(4) During Q2 2010 and 6 months 2010, the Company maintained a valuation allowance against substantially all of its deferred tax assets. A substantial portion of the valuation allowance was released in Q4 2010.
(5) Includes a $0.27 per diluted share benefit related to the Company’s settlement with the IRS for tax years 2007 and 2008 and a reduction in unrecognized tax benefits due to the lapse of the statute of limitations for certain federal and state claims.
(6) Diluted earnings per share on a GAAP basis are the same as basic earnings per share due to the antidilutive impact in each period presented.

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow

(Millions)	Q2 2011	Q2 2010	6 Months 2011	6 Months 2010
Net cash provided by operating activities	$67.8	$88.3	$ 156.9	$ 173.1
Impact of discontinued operations	(5.1)	(5.8)	(7.2)	(7.3)
Net cash provided by operating activities of continuing operations	62.7	82.5	149.7	165.8
Capital expenditures for maintenance	(13.2)	(7.6)	(22.3)	(12.8)
Net settlements on interest rate swaps	-	(11.2)	(10.9)	(23.1)
Dividends paid on convertible perpetual preferred stock	(6.5)	(6.5)	(13.0)	(13.0)
Distributions paid to noncontrolling interests of consolidated affiliates	(8.9)	(7.2)	(22.2)	(18.3)
Non-recurring items:				
Cash paid for professional fees - accounting, tax and legal	8.4	5.7	12.2	8.6
Net premium on bond issuance/repayment	18.0	-	13.9	-
Cash paid for government, class action and related settlements	3.4	-	7.7	0.8
Income tax refunds related to prior periods	(0.4)	(3.1)	(3.4)	(9.7)
Adjusted free cash flow	**$63.5**	**$52.6**	**$ 111.7**	**$ 98.3**

HEALTHSOUTH

Exhibit 99-2
Adjusted Free Cash Flow
• Continued strong adjusted free cash flow generation
 – Higher Adjusted EBITDA
 – Offset by anticipated increases in interest expense and maintenance capital expenditures
 – Final swap payment of $10.9 million was made in March 2011.

Debt Outstanding

5.6x(1)
3.3x(1)
$1.81
$1.66
$1.51
$1.46
YE 2008
YE 2009
YE 2010
Trailing 4 Qtrs

	June 30, 2011	Dec. 31, 2010
Cash Available	$ 60.3	$ 48.3
Revolver Total Line	$ 500.0	$ 500.0
Less:		
– Draws	(140.0)	(78.0)
– Letters of credit	(48.1)	(45.6)
Available	$ 311.9	$ 376.4
Total Liquidity	$ 372.2	$ 424.7

	S&P	Moodys
Corporate Rating	B+ Positive	B1 Positive
Revolver Rating	BB	Ba1
Senior Notes Rating	B+	B2

HEALTHSOUTH

Exhibit 99-2
 (1) Based on 2008 and trailing 4 quarter Adjusted EBITDA of $322.6 million and $440.8 million, respectively; reconciliation to GAAP provided on slides 32-35 and 39.
Debt, Liquidity, and Swaps
Liquidity

Credit Ratings

($ in millions)

$140
Drawn
$100 Term
Loan L +250
$164 Senior
Notes
10.75%
$337
Senior
Notes
7.25%
$286
Senior
Notes
8.125%
$312
Senior
Notes
7.75%
2011
2012
2013
2014
2015
2017
2018
2019
2020
2021
2022

(1) Interest expense and amortization of debt discounts and fees

HEALTHSOUTH

Exhibit 99-2
(2) Does not include $387.4 million of convertible perpetual preferred stock and capital leases and other note payables.
Debt Profile

Call schedule:
June 15, 2011 (price 105.375);
June 15, 2012 (price 103.583);
June 15, 2013 (price 101.792);
June 15, 2014 and thereafter
(price 100.000)
$500
Revolver
L+250
Retirement of the 10.75% Senior Notes
▪ Completed call of $335 million in principal on June 15, 2011 (cash use approx. $353 million)
▪        The Company intends to use the proceeds from the sale of five LTCHs along with revolver capacity and cash on hand to retire the remaining 10.75% senior notes during the third quarter.
▪ The Company now expects interest expense(1) to be approx. $52 million in the second half of 2011 and expects to record an additional approx. $13 million for loss on early extinguishment of debt.

June 30 , 2011(2)
$48 LC
$312
Undrawn
2016

Exhibit 99-2
2011 Guidance - Adjusted EBITDA(1)

Original Guidance
Feb. 17, 2011
$440 million to $450 million
(Inclusive of 12 months LTCH
Adjusted EBITDA)

(1) Reconciliation to GAAP provided on slides 32-35 and 39.
Considerations:
✓Bad debt expense was 0.6% of revenue in second half of 2010; expect 2011 second half bad debt expense to be approximately 1.5% of revenue
✓Medicare pricing in Q4 2011 is expected to increase by approx. 2.0%.
✓SWB as a percent of revenue is expected to be comparable to second half of
   2010 (impact of care management investment, seasonally higher for vacations and holidays; October merit increases).

Updated
July 27, 2011
$447 million to $453 million
(exclusive of any LTCH
Adjusted EBITDA)

Revised Guidance
May 18, 2011
$440 million to $450 million;
(The high end of, or greater than,
exclusive of any LTCH Adjusted
EBITDA)

Guidance essentially raised by the 2011
 expected LTCH Adjusted EBITDA
 ($17.5 million EBITDA in 2010)
Reflects 9.1% to 10.6% growth over 2010

Exhibit 99-2
2011 Guidance - EPS

Basic Earnings per Share from
Continuing Operations Attributable
to HealthSouth (1)
$1.17 to $1.22

Considerations:
✓ Includes $26.1 million, or $0.28 per share, loss (pre-tax) on early extinguishment of debt related to the Company’s repayment of $335 million of 10.75% senior notes on June 15, 2011.
✓ Includes $0.27 per share benefit for Q1 2011 and assumes provision for income tax of 40% for the remainder of 2011; cash taxes expected to be $5-$8 million.
✓ $10.6 million, or $0.11 per share, gain (pre-tax) in government, class action, and related settlements, and a $2.7 million, or $0.03 per share, expense (pre-tax) for higher professional fees primarily related to recoveries
✓The Adjusted EBITDA ($17.5 million in 2010) associated with the Company’s six LTCHs has been reclassified to discontinued operations.
✓ The Company now expects interest expense to be approx. $52 million in the second half of
 2011 and expects to record an additional approx. $13 million for loss on early extinguishment of debt.
(1) Income from continuing operations attributable to HealthSouth

Diluted earnings per share on a GAAP
 basis are the same as basic earnings per
 share due to the antidilutive impact in
 the period.

2011 Guidance - EPS

(In Millions, Except Per Share Data)	Prior EPS Measure (1) Actual 2010		GAAP EPS Measure (2) Actual 2010		Original 2011 Low	Original 2011 High		Revised 2011 Low	Revised 2011 High	
	EPS Guidance Transition (LTCHs Reclassified to Disc. Ops.)									
Adjusted EBITDA	**$ 409.6**		**$ 409.6**		**$ 440**	**$ 450**		**$ 447**	**$ 453**	
Interest expense and amortization of debt discounts and fees	(125.6)		(125.6)		(138)			(122)		
Depreciation and amortization	(73.1)		(73.1)		(82)			(80)		
Stock-based compensation expense	(16.4)		(16.4)		(18)			(19)		
Other, including non-cash loss on disposal of assets	(1.6)		(1.6)		(4)			(6)		
	192.9		192.9		198	208		220	226	
Certain Nonrecurring Expenses:										
Government, class action and related settlements	-		(1.1)		-			11		
Professional fees - accounting, tax and legal	-		(17.2)		(14)			(17)		
Loss on interest rate swaps	-		(13.3)		-			-		
Loss on early extinguishment of debt	(12.3)		(12.3)		-			(39)		
Pre-tax income	**180.6**		**149.0**		**184**	**194**		**175**	**181**	
Income tax (assumes 40% in 2011)	(8.0)	(3)	740.8	(4)	(74)	(78)		(40) (5)	(41)	(5)
Income from continuing operations	**$ 172.6**	(1)	**$ 889.8**	(2)	**$ 110** (2)	**$ 116**	(2)	**$ 135** (2)(5)	**$ 140**	(2)(5)
Basic shares	92.8		92.8		93.2	93.2		93.3	93.3	
Diluted shares	108.5		108.5		109.4	109.4		109.5	109.5	
Earnings per share	**$ 1.59**	(1)	**$ 8.20**	(2)	**$ 1.01** (2)	**$1.06**	(2)	**$1.17** (2)	**$1.22**	(2)

(1) Adjusted income from continuing operations. This non-GAAP measure was part of our historical guidance and has been recast to reflect the 6 LTCHs moving to discontinued operations. A reconciliation of adjusted income from continuing operations to the corresponding GAAP measure can be found on slides 36 - 37.

HEALTHSOUTH

Exhibit 99-2

(2) Income from continuing operations attributable to HealthSouth (reclassified for the 6 LTCHs moving to discontinued operations)
(3) Current period amounts in income tax provision; see slides 36 - 37.
(4) Total income tax provision for full-year 2010, including the reversal of a substantial portion of the Company's valuation allowance against deferred tax assets.
(5) Includes a $0.27 per diluted share benefit related to the Company’s settlement with the IRS for tax years 2007 and 2008, and a reduction in unrecognized tax benefits due to the lapse of the statute of limitations for certain federal and state claims.

Adjusted Free Cash Flow (1)
(millions)
$9
$155
$181
2008
2009
2010

- **Items that will affect Adjusted Free Cash Flow in 2011:**
  - \+ Cash settlements for interest rate swaps will be $33.8 million lower in 2011.
  - \+ Lower interest expense in the second half of 2011:
    - Repayment of $335 million of the 10.75% senior notes on June 15, 2011.
    - The Company intends to use the proceeds from the sale of the five LTCHs along with revolver capacity and cash on hand to retire the remaining 10.75% senior notes.
  - – Maintenance capital expenditures are estimated to be approximately $20 million higher in 2011 than 2010.
- The Company paid approx. $18 million in call premiums for the initial call and expects to pay an additional approx. $9 million to retire the remainder of the 10.75% senior notes. This use of cash is excluded from adjusted free cash flow.

HEALTHSOUTH

Exhibit 99-2
Adjusted Free Cash Flow (1) Considerations

(1) Numbers in chart reflect reclassification of LTCHs to discontinued operations; reconciliation to GAAP provided on slide 38.
HealthSouth’s GAAP income statement will be affected by a
number of items that will not affect adjusted free cash flow:
•Normalized GAAP tax rate resulting from the valuation
   allowance reversal in Q4 2010.
•Loss on early extinguishment of debt

Business Model Multi-Year Adjusted Free Cash Flow 12% to 17% CAGR

Exhibit 99-2
Appendix

Exhibit 99-2
Income Tax Considerations
GAAP Considerations:
•As of 6/30/11, the Company had an ending balance of approx. $1.4 billion in federal
NOLs and a remaining valuation allowance of approx. $106 million, primarily related to state NOLs.
•Expect effective tax rate of approx. 40% going forward
Future Cash Tax Payments:
•The Company expects to pay approx. $5-$8 million per year of income tax.
•The Company does not expect to pay significant federal income taxes for up to 7 years.
•HealthSouth is not currently subject to an annual use limitation (“AUL”) under Internal
Revenue Code Section 382 (“Section 382”). A “change of ownership,” as defined by
Section 382, would subject us to an AUL, which is equal to the market capitalization of the Company at the time of the “change of ownership” multiplied by the long-term tax exempt rate.

Historic Discharge Growth vs. Industry

UDS Industry Sites (1)
HLS Same Store (2)
HealthSouth vs. Industry
1.8%
6.9%
1.0%
5.5%
-1.4%
1.4%
-4.0%
0.5%
-1.8%
1.5%
-1.4%
0.6%
0.8%
3.4%
4.2%
5.0%
TBD
3.5%

Quarterly and Yearly Discharge Growth
120,000
80,000
40,000
-
Q4
Q3
Q2
Q1
6.1%
7.8%
2008
2009
2010
2011

	2008	2009	2010	2011
Yearly Discharge Growth	6.9%	5.6%	3.1%	

HEALTHSOUTH

Exhibit 99-2
(1) Data provided by UDSMR, a data gathering and analysis organization for the rehabilitation industry; represents ~ 65-70% of industry, including HealthSouth sites.
(2) Includes consolidated HealthSouth inpatient rehabilitation hospitals classified as same store during that time period.
 • HealthSouth’s
 volume growth has
 outpaced
 competitors’.
 • TeamWorks =
 standardized and
 enhanced sales &
 marketing
 • Bed additions will
 help facilitate
 continued organic
 growth.
4.7%
5.9%
5.9%
5.8%
5.9%
2.7%
2.5%
1.3%

2008 vs. 2009 vs. 2010 vs. Q110 vs. Q210 vs. Q310 vs. Q410 vs. Q111 vs. Q211 vs.
 2007 2008 2009 Q109 Q209 Q309 Q409 Q110 Q211

(Millions) Corporate	Credit Rating S&P B+	Moody B1	June 30, 2011	Dec. 31, 2010	Change in Debt vs. YE 2010
Advances under $500 million revolving credit facility, May 2016 - 3 Month LIBOR +250bps	BB	Ba1	$ 140.0	$ 78.0	62.0
Term loan facility, May 2016 - 3 Month LIBOR +250bps	BB	Ba1	100.0	-	100.0
Bonds Payable:					
10.75% Senior Notes due 2016	B+	B2	164.0	495.5	(331.5)
7.25% Senior Notes due 2018	B+	B2	336.8	275.0	61.8
8.125% Senior Notes due 2020	B+	B2	285.6	285.5	0.1
7.75% Senior Notes due 2022	B+	B2	312.0	250.0	62.0
Other bonds payable			1.8	1.8	-
Other notes payable			36.1	36.4	(0.3)
Capital lease obligations			82.2	89.1	(6.9)
Long-term debt			**$ 1,458.5**	**$ 1,511.3**	**$ (52.8)**
		Debt to Adjusted EBITDA [(1)]	**3.3x**	**3.7x**	

HEALTHSOUTH

Exhibit 99-2
Debt Schedule
(1) Based on 4 quarter trailing and 2010 Adjusted EBITDA of $440.8 million and $409.6 million, respectively; reconciliation to GAAP provided on slides 32, 33, 35, and 39.

Revenues (millions)	6 Months 2011	6 Months 2010	Increase/ (Decrease)
Inpatient	$ 927.5	$ 847.8	9.4%
Outpatient and other	83.6	78.1	7.0%
Consolidated net operating	$ 1,011.1	$ 925.9	9.2%
(Actual Amounts)			
Discharges	58,938	55,121	6.9%
Net patient revenue / discharge	$ 15,737	$ 15,381	2.3%
Expenses (millions)			
Salaries and benefits	$ 485.6	$ 452.5	7.3%
Percent of net operating revenues	48.0%	48.9%	(90 bps)
EPOB (employees per occupied bed)	3.43	3.44	(0.3%)
Hospital-related expenses	$ 231.8	$ 213.9	8.4%
(other operating, supplies, occupancy, bad debts)			
Percent of net operating revenues	22.9%	23.1%	(20 bps)
General and administrative	$ 44.8	$ 45.2	(0.9%)
(excludes stock-based compensation)			
Percent of net operating revenues	4.4%	4.9%	(50 bps)

HEALTHSOUTH

Exhibit 99-2
Revenues & Expenses (6 Months)

Revenues (millions)	Q2 2011	Q1 2011	Increase/ (Decrease)
Inpatient	$ 465.4	$ 462.1	0.7%
Outpatient and other	39.7	43.9	(9.6%)
Consolidated net operating	$ 505.1	$ 506.0	(0.2%)
(Actual Amounts)			
Discharges	29,811	29,127	2.3%
Net patient revenue / discharge	$ 15,612	$ 15,865	(1.6%)
Expenses (millions)			
Salaries and benefits	$ 241.6	$ 244.0	(1.0%)
Percent of net operating revenues	47.8%	48.2%	(40 bps)
EPOB (employees per occupied bed)	3.47	3.39	2.4%
Hospital-related expenses	$ 118.7	$ 113.1	5.0%
(other operating, supplies, occupancy, bad debts)			
Percent of net operating revenues	23.5%	22.4%	110 bps
General and administrative	$ 22.1	$ 22.7	(2.6%)
(excludes stock-based compensation)			
Percent of net operating revenues	4.4%	4.5%	(10 bps)

HEALTHSOUTH

Exhibit 99-2
Revenues & Expenses (Sequential)

Q2		6 Months		Full Year	Historical Reporting Prior to Recast for LTCH Full Year
	2011	2010	2011	2010	2010	2010
Medicare	72.0%	70.0%	71.7%	70.3%	70.5%	70.5%
Medicaid	1.8%	1.8%	1.7%	1.8%	1.8%	1.7%
Workers' compensation	1.7%	1.7%	1.7%	1.6%	1.6%	1.6%
Managed care and other discount plans [1]	19.8%	21.6%	19.8%	21.5%	21.3%	21.5%
Other third-party payors	2.0%	2.3%	2.1%	2.3%	2.3%	2.3%
Patients	1.1%	1.3%	1.1%	1.2%	1.3%	1.2%
Other income	1.6%	1.3%	1.9%	1.3%	1.2%	1.2%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

HEALTHSOUTH

Exhibit 99-2
Payment Sources (Percent of Revenue)
(1) Managed Medicare revenues represent ~ 7%, 8%, 7%, 8%, 8% and 8% of total revenues for Q2 2011, Q2 2010, 6 Months 2011, 6 Months
 2010, Full Year 2010 and Historical Reported 2010, respectively, and are included in “Managed care and other discount plans.”

Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010	6 Months 2011	6 Months 2011	Full Year 2010
					(In Millions)				
Net patient revenue-inpatient	$ 465.4	$ 462.1	$ 452.3	$ 422.6	$ 427.6	$ 420.2	$ 927.5	$ 847.8	$ 1,722.7
Net patient revenue-outpatient and other revenues	39.7	43.9	38.6	38.2	39.7	38.4	83.6	78.1	154.9
Net operating revenues	$ 505.1	$ 506.0	$ 490.9	$ 460.8	$ 467.3	$ 458.6	$ 1,011.1	$ 925.9	$ 1,877.6
					(Actual Amounts)				
Discharges [2]	29,811	29,127	29,462	27,931	28,098	27,023	58,938	55,121	112,514
Outpatient visits	244,647	236,761	244,719	253,837	260,374	250,467	481,408	510,841	1,009,397
Average length of stay	13.4	13.8	13.4	13.8	13.7	14.2	13.6	13.9	13.8
Occupancy %	69.0%	70.2%	67.8%	66.0%	67.8%	69.3%	69.6%	67.9%	67.0%
# of licensed beds	6,356	6,350	6,331	6,331	6,250	6,129	6,356	6,250	6,331
Occupied beds	4,386	4,458	4,292	4,178	4,238	4,247	4,424	4,244	4,242
Full-time equivalents (FTEs) [3]	15,150	15,044	14,958	14,785	14,628	14,450	15,097	14,539	14,705
Contract labor	76	89	84	71	84	74	83	79	79
Total FTE and contract labor	15,226	15,133	15,042	14,856	14,712	14,524	15,180	14,618	14,784
EPOB [4]	3.47	3.39	3.50	3.56	3.47	3.42	3.43	3.44	3.49

HEALTHSOUTH

Exhibit 99-2
Operational and Labor Metrics (1)
(1)  Numbers have been reclassified to reflect current continuing operations.
(2) Represents discharges from HealthSouth’s 94 consolidated hospitals in Q2 2011, Q1 2011, Q4 2010 and Q3 2010, 92 consolidated hospitals in Q2 2010, and 90 consolidated hospitals prior to Q2 2010.
(3) Excludes approximately 400 full-time equivalents, who are considered part of corporate overhead with their salaries and benefits included in general and administrative expenses in the Company’s consolidated statements of operations. Full-time equivalents included in the above table represent HealthSouth employees who participate in or support the operations of the Company’s hospitals.
(4) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including an estimate of full-
 time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage.

Original vs. Reclassified Data for LTCH Sale

	Q1 2011		Q4 2010		Q3 2010		Q2 2010		Q1 2010		FY 2010	
	Reclass	Original	Reclass	Original	Reclass	Original	Reclass	Original	Reclass	Original	Reclass	Original
Revenues (millions)												
Net patient revenue-inpatient	462.1	493.4	452.3	481.3	422.6	451.8	427.6	456.2	420.2	451.8	1722.7	1841.2
Net patient revenue-outpatient and other revenues	43.9	44.7	38.6	39.4	38.2	38.9	39.7	40.7	38.4	39.2	154.9	158.1
Net operating revenues	506.0	538.1	490.9	520.7	460.8	490.7	467.3	496.9	458.6	491.0	1,877.6	1,999.3
- Revenue growth	10.3%	9.6%	7.9%	7.1%	4.7%	4.3%	4.1%	3.2%	4.1%	3.8%	5.2%	4.6%
Expenses (millions)												
Salaries and benefits	244.0	259.1	237.5	252.4	231.7	246.4	226.2	241.6	226.3	241.9	921.7	982.3
- Percent net operating revenue	48.2%	48.2%	48.4%	48.5%	50.3%	50.2%	48.4%	48.6%	49.3%	49.3%	49.1%	49.1%
Other operating expenses	70.9	76.7	72.1	78.1	65.4	71.2	70.8	76.6	61.2	66.9	269.5	292.8
Supplies	25.8	29.9	26.1	30.0	24.1	27.8	25.0	28.8	24.2	28.3	99.4	114.9
Occupancy cost	11.6	12.3	11.9	12.6	11.4	12.1	10.7	11.4	10.9	11.6	44.9	47.7
Provision for doubtful accounts	4.8	5.4	1.6	1.4	3.7	4.3	5.2	5.9	5.9	6.9	16.4	18.5
Hospital expenses	113.1	124.3	111.7	122.1	104.6	115.4	111.7	122.7	102.2	113.7	430.2	473.9
- Percent net operating revenue	22.4%	23.1%	22.7%	23.4%	22.7%	23.5%	23.9%	24.7%	22.3%	23.2%	22.9%	23.7%
General and administrative [1]	22.7	22.7	23.1	23.1	21.6	21.5	22.7	22.7	22.5	22.5	89.8	89.8
- Percent net operating revenue	4.5%	4.2%	4.7%	4.4%	4.7%	4.4%	4.9%	4.6%	4.9%	4.6%	4.8%	4.5%
Operations (actual amounts)												
Discharges [2]	29,127	29,996	29,462	30,311	27,931	28,828	28,098	29,016	27,023	27,998	112,514	116,153
- Discharge growth	7.8%	7.1%	5.9%	5.3%	2.7%	2.5%	2.5%	2.2%	1.3%	1.1%	3.1%	2.8%
Net patient revenue/discharge	15,865	16,449	15,352	15,879	15,130	15,672	15,218	15,722	15,550	16,137	15,311	15,852
- Rev/Discharge growth	2.0%	1.9%	2.8%	2.5%	2.8%	2.7%	2.8%	2.1%	3.7%	3.6%	3.0%	2.7%
Outpatient visits	236,761	239,902	244,719	247,823	253,837	258,042	260,374	265,628	250,467	255,445	1,009,397	1,026,938
Average length of stay	13.8	14.1	13.4	13.8	13.8	14.1	13.7	14.1	14.2	14.6	13.8	14.1
Occupancy %	70.2%	69.7%	67.8%	67.2%	66.0%	65.6%	67.8%	67.4%	69.3%	69.2%	67.0%	66.7%
# of licensed beds	6,350	6,764	6,331	6,745	6,331	6,745	6,250	6,684	6,129	6,563	6,331	6,745
Occupied beds	4,458	4,715	4,292	4,533	4,178	4,425	4,238	4,505	4,247	4,542	4,242	4,499
Full-time equivalents (FTEs) [3]	15,044	15,949	14,958	15,868	14,785	15,721	14,628	15,600	14,450	15,416	14,705	15,651
Contract labor	89	91	84	86	71	74	84	87	74	82	79	82
Total FTE and contract labor	15,133	16,040	15,042	15,954	14,856	15,795	14,712	15,687	14,524	15,498	14,784	15,733
EPOB [4]	3.39	3.40	3.50	3.52	3.56	3.57	3.47	3.48	3.42	3.41	3.49	3.50

HEALTHSOUTH

Exhibit 99-2

(1) General and administrative excludes stock-based compensation.
(2) Represents discharges from HealthSouth’s 94 consolidated hospitals Q1 2011, Q4 2010 and Q3 2010, 92 consolidated hospitals Q2 2010, and 90 consolidated hospitals prior to
 Q2 2010.
(3) Excludes approximately 400 full-time equivalents, who are considered part of corporate overhead with their salaries and benefits included in general and administrative expenses in the Company’s consolidated statements of operations. Full-time equivalents included in the above table represent HealthSouth employees who participate in or support the operations of the Company’s hospitals.
(4) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including an estimate of full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the
 Company’s occupancy percentage.

Outstanding Share Summary
(Millions)

	Weighted Average for the Period					
	Q2 2011	Q2 2010	6 Months 2011	6 Months 2010	FY 2010	FY 2009
Basic Shares outstanding (1) (2)	93.3	92.8	93.2	92.7	92.8	88.8
Diluted Shares outstanding (1) (2) (3)	109.5	108.2	109.3	108.2	108.5	103.3

	End of Period					
	Q2 2011	Q2 2010	6 Months 2011	6 Months 2010	FY 2010	FY 2009
Basic Shares outstanding (1) (2)	93.3	92.8	93.3	92.8	92.8	92.6
Diluted Shares outstanding (1) (2) (3)	109.6	108.2	109.5	108.3	108.5	107.1

HEALTHSOUTH

Exhibit 99-2

Notes:
(1) Does not include 2.0 million warrants issued in connection with a January 2004 loan repaid to Credit Suisse First Boston. In connection with this transaction, we issued warrants to the lender to purchase two million shares of our common stock. Each warrant has a term of ten years from the date of issuance (expire January 16, 2014) and an exercise price of $32.50 per share. The warrants were not assumed exercised for dilutive shares outstanding because they were antidilutive in the periods presented.
(2) The agreement to settle our class action securities litigation received final court approval in January 2007. These shares of common stock and warrants were issued on September 30, 2009. The 5.0 million of common shares are now included in the outstanding shares.
 The warrants to purchase approx. 8.2 million shares of common stock at a strike price of $41.40 (expire January 17, 2017) were not assumed exercised for the dilutive shares outstanding because they are anti-dilutive in the periods presented.
(3) The difference between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock
 (13.1 million shares). The preferred stock is convertible, at the option of the holder, at any time into shares of common stock at an initial conversion price of $30.50 per share, which is equal to an initial conversion rate of approximately 32.7869 shares of common stock per share of preferred stock, subject to a specified adjustment. On or after July 20, 2011, we may cause the shares of preferred stock to be automatically converted into shares of our common stock at the conversion rate then in effect if the closing price of our common stock for 20 trading days within a period of 30 consecutive trading days ending on the trading day before the date we give the notice of forced conversion exceeds 150% of the conversion price of the preferred stock.

(Millions)	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Full Year 2010
Net operating revenues	$ 505.1	$ 506.0	$ 490.9	$ 460.8	$ 467.3	$ 458.6	$ 1,877.6
Operating expenses:							
Salaries and benefits [2]	(241.6)	(244.0)	(237.5)	(231.5)	(226.2)	(226.3)	(921.5)
Hospital-related expenses:							
Other operating expenses	(75.4)	(70.9)	(72.1)	(65.4)	(70.8)	(61.2)	(269.5)
Supplies	(26.2)	(25.8)	(26.1)	(24.1)	(25.0)	(24.2)	(99.4)
Occupancy Costs	(12.1)	(11.6)	(11.9)	(11.4)	(10.7)	(10.9)	(44.9)
Provision for doubtful accounts	(5.0)	(4.8)	(1.6)	(3.7)	(5.2)	(5.9)	(16.4)
	(118.7)	(113.1)	(111.7)	(104.6)	(111.7)	(102.2)	(430.2)
General and administrative expenses [3]	(22.1)	(22.7)	(23.1)	(21.5)	(22.7)	(22.5)	(89.8)
Equity in nonconsolidated affiliates	3.2	2.5	2.6	2.3	2.6	2.6	10.1
Other income	0.7	0.6	1.5	0.7	1.4	0.7	4.3
Noncontrolling interests [4]	(11.3)	(11.8)	(10.6)	(10.3)	(10.3)	(9.7)	(40.9)
Adjusted EBITDA	**$ 115.3**	**$ 117.5**	**$ 112.1**	**$ 95.9**	**$ 100.4**	**$ 101.2**	**$ 409.6**

	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Full Year 2010
In arriving at Adjusted EBITDA, the following were excluded:							
(2) Restructuring charges	$ -	$ -	$ -	$ 0.2	$ -	$ -	$ 0.2
(3) Stock-based compensation expense	5.3	4.2	5.2	3.4	4.0	3.8	16.4
(4) Noncontrolling interests related to discontinued operations	0.9	0.1	(0.1)	0.2	0.1	(0.1)	0.1

HEALTHSOUTH

Exhibit 99-2
Adjusted EBITDA (1) History

(in millions, except per share data)	Reclassified for LTCHs Moving to Discontinued Operations						Prior to Reclassification for LTCHs	
	2011						2011	
	Q1		Q2		6 Months		Q1	
	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
Net income	$ 91.5		$ 32.3		$ 123.8		$ 91.5	
Income from disc ops, net of tax, attributable to HealthSouth	(17.6)		(2.5)		(20.1)		(14.4)	
Net income attributable to noncontrolling interests	(11.7)		(10.4)		(22.1)		(11.7)	
Income from continuing operations attributable to HealthSouth (2)	62.2	$ 0.57	19.4	$ 0.14	81.6	$ 0.74	65.4	$ 0.60
Gov't, class action, and related settlements	-		(10.6)		(10.6)		-	
Pro fees - acct, tax, and legal	3.8		8.4		12.2		3.8	
Provision for income tax (benefit) expense	(7.4)		11.2		3.8		(5.6)	
Interest expense and amortization of debt discounts and fees	35.1		34.9		70.0		35.1	
Depreciation and amortization	19.5		19.6		39.1		20.3	
Loss on early extinguishment of debt	-		26.1		26.1		-	
Net noncash loss on disposal of assets	0.1		1.0		1.1		0.2	
Stock-based compensation expense	4.2		5.3		9.5		4.2	
Adjusted EBITDA (1)(3)	$ 117.5		$ 115.3		$ 232.8		$ 123.4	
Weighted average common shares outstanding:								
Basic		93.1		93.3		93.2		93.1
Diluted		109.0		109.5		109.3		109.0

HEALTHSOUTH

Exhibit 99-2
Reconciliation of Net Income to Adjusted EBITDA (1)(3)
(1) (2) (3) - Notes on page 35

Reclassified for LTCHs Moving to Discontinued Operations 2010										Q2 2010 Prior to Reclassification for LTCHs		2010 Prior to Reclassification for LTCHs	
	Q1		Q2		Q3		Q4		Full Year		Q2		Full Year	
(in millions, except per share data)	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
Net income	$ 50.5		$ 57.5		$ 41.9		$ 789.9		$ 939.8		$ 57.5		$ 939.8	
Income from disc ops, net of tax, attributable to HealthSouth	(1.2)		(3.4)		(3.4)		(1.2)		(9.2)		(0.1)		0.7	
Net income attributable to noncontrolling interests	(9.8)		(10.2)		(10.1)		(10.7)		(40.8)		(10.2)		(40.8)	
Income from continuing operations attributable to HealthSouth [(2)]	39.5	$ 0.36	43.9	$ 0.40	28.4	$ 0.24	778.0	$ 7.15	889.8	$ 8.20	47.2	$ 0.44	899.7	$ 8.29
Gov't, class action, and related settlements	-		-		0.8		0.3		1.1		-		1.1	
Pro fees - acct, tax, and legal	2.9		5.7		5.2		3.4		17.2		5.7		17.2	
Loss (gain) on interest rate swaps	4.3		(0.3)		9.0		0.3		13.3		(0.3)		13.3	
Provision for income tax expense (benefit)	2.4		(1.3)		(0.4)		(741.5)		(740.8)		(2.2)		(736.6)	
Interest expense and amortization of debt discounts and fees	30.5		30.1		30.8		34.2		125.6		30.1		125.9	
Depreciation and amortization	17.5		17.8		18.4		19.4		73.1		18.7		76.4	
Net noncash loss on disposal of assets	-		0.4		0.1		0.9		1.4		0.4		1.5	
Loss on early extinguishment of debt	0.3		0.1		-		11.9		12.3		0.1		12.3	
Stock-based compensation expense	3.8		4.0		3.4		5.2		16.4		4.0		16.4	
Other	-		-		0.2		-		0.2		-		0.2	
Adjusted EBITDA [(1)(3)]	$ 101.2		$ 100.4		$ 95.9		$ 112.1		$ 409.6		$ 103.7		$ 427.4	
Weighted average common shares outstanding:														
Basic		92.7		92.8		92.8		92.8		92.8		92.8		92.8
Diluted		108.0		108.2		108.3		108.8		108.5		108.2		108.5

HEALTHSOUTH

Exhibit 99-2
Reconciliation of Net Income to Adjusted EBITDA (1)(3)
(1) (2) (3) - Notes on page 35.

Reclassified for LTCHs Moving to Discontinued Operations Full Year				
	2008		2009	
(in millions, except per share data)	Total	Per Share	Total	Per Share
Net income	$ 281.8		$ 128.8	
Income from disc ops, net of tax, attributable to HealthSouth	(32.5)		(17.7)	
Net income attributable to noncontrolling interests	(29.4)		(34.0)	
Income from continuing operations attributable to HealthSouth [2]	219.9	$ 2.28	77.1	$ 0.57
Gain on UBS Settlement	(121.3)		-	
Gov't, class action, and related settlements	(67.2)		36.7	
Pro fees - acct, tax, and legal	44.4		8.8	
Loss on interest rate swaps	55.7		19.6	
Provision for income tax benefit	(69.1)		(2.9)	
Interest expense and amortization of debt discounts and fees	159.3		125.7	
Depreciation and amortization	78.9		67.6	
Other adjustments per the Company's Credit Agreement:				
Impairment charges, including investments	2.4		1.4	
Net noncash loss on disposal of assets	2.0		3.4	
Loss on early extinguishment of debt	5.9		12.5	
Stock-based compensation expense	11.7		13.4	
Other	-		0.4	
Adjusted EBITDA [1][3]	$ 322.6		$ 363.7	
Weighted average common shares outstanding:				
Basic		83.0		88.8
Diluted		96.4		103.3

HEALTHSOUTH.

Exhibit 99-2
Reconciliation of Net Income to Adjusted EBITDA (1) (3)
(1) (2) (3) - Notes on page 35.

Exhibit 99-2
Reconciliation Notes for Slides 32-34
1. Adjusted EBITDA is a non-GAAP financial measure. The Company’s leverage ratio (total consolidated debt to Adjusted EBITDA for the trailing four quarters) is, likewise, a non-
 GAAP financial measure. Management and some members of the investment community utilize Adjusted EBITDA as a financial measure and the leverage ratio as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating Adjusted EBITDA, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth.
2. Per share amounts for each period presented are based on diluted weighted average shares outstanding unless the amounts are antidilutive, in which case the per share amount is calculated using the basic share count after subtracting the $6.5 million per quarter dividend on the convertible perpetual preferred stock. The difference in shares between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.
3. Adjusted EBITDA is a component of our guidance.

	Prior Year Historical Reporting Reclassified for LTCH									
	2010									
	Q1		Q2		Q3		Q4		Full Year	
(in millions, except per share data)	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
Net income	$ 50.5	$ 0.54	$ 57.5	$ 0.62	$ 41.9	$ 0.45	$ 789.9	$ 8.51	$ 939.8	$ 10.13
Income from disc ops, net of tax, attributable to HealthSouth	(1.2)	(0.01)	(3.4)	(0.04)	(3.4)	(0.04)	(1.2)	(0.01)	(9.2)	(0.10)
Net income attributable to noncontrolling interests	(9.8)	(0.11)	(10.2)	(0.11)	(10.1)	(0.11)	(10.7)	(0.12)	(40.8)	(0.44)
Income from continuing operations attributable to HealthSouth	39.5	0.43	43.9	0.47	28.4	0.31	778.0	8.38	889.8	9.59
Gov't, class action, and related settlements	-	-	-	-	0.8	0.01	0.3	0.00	1.1	0.01
Pro fees - acct, tax, and legal	2.9	0.03	5.7	0.06	5.2	0.06	3.4	0.04	17.2	0.19
Loss (gain) on interest rate swaps	4.3	0.05	(0.3)	(0.00)	9.0	0.10	0.3	0.00	13.3	0.14
Adjustment for prior period amounts in tax provision	0.9	0.01	(4.2)	(0.05)	(0.4)	(0.00)	(745.1)	(8.03)	(748.8)	(8.07)
Adjusted income from continuing operations (1)(3)	$ 47.6	0.51	$ 45.1	0.49	$ 43.0	0.46	$ 36.9	0.40	$ 172.6	1.86
Adjustment for dilution (2)		(0.07)		(0.07)		(0.06)		(0.06)		(0.27)
Adjusted income from continuing operations per diluted share (2)(3)		$ 0.44		$ 0.42		$ 0.40		$ 0.34		$ 1.59
Current period amounts in tax provision	1.5		2.9		-		3.6		8.0	
Interest expense and amortization of debt discounts and fees	30.5		30.1		30.8		34.2		125.6	
Depreciation and amortization	17.5		17.8		18.4		19.4		73.1	
	97.1		95.9		92.2		94.1		379.3	
Other adjustments per the Company's Credit Agreement:										
Net noncash loss on disposal of assets	-		0.4		0.1		0.9		1.4	
Loss on early extinguishment of debt	0.3		0.1		-		11.9		12.3	
Stock-based compensation expense	3.8		4.0		3.4		5.2		16.4	
Other	-		-		0.2		-		0.2	
Adjusted EBITDA (1)(3)(4)	$ 101.2		$ 100.4		$ 95.9		$ 112.1		$ 409.6	
Weighted average common shares outstanding:										
Basic		92.7		92.8		92.8		92.8		92.8
Diluted		108.0		108.2		108.3		108.8		108.5

(1) (2) (3) (4) - Notes on page 37.

HEALTHSOUTH

Exhibit 99-2

Exhibit 99-2
Reconciliation Notes for Slide 36
1. Adjusted income from continuing operations and Adjusted EBITDA are non-GAAP financial measures. The Company’s leverage ratio (total consolidated debt to
 Adjusted EBITDA for the trailing four quarters) is, likewise, a non-GAAP financial measure. Management and some members of the investment community utilize adjusted income from continuing operations as a financial measure and Adjusted
 EBITDA and the leverage ratio as liquidity measures on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating these adjusted measures, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth.
2. Per share amounts for each period presented are based on basic weighted average common shares outstanding for all amounts except adjusted income from continuing operations per diluted share, which is based on diluted weighted average shares outstanding. The difference in shares between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.
3. Adjusted income from continuing operations per diluted share and Adjusted EBITDA are two components of our historical guidance.
4. The Company’s credit agreement allows certain other items to be added to arrive at
 Adjusted EBITDA, and there may be certain other deductions required.

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow

	Reclassified for LTCHs Moving to Discontinued Operations							Prior to Reclassification for LTCHs
	Q2		6 Months		Full Year			Full Year
(Millions)	2011	2010	2011	2010	2010	2009	2008	2010
Net cash provided by operating activities	$ 67.8	$ 88.3	$ 156.9	$ 173.1	$331.0	$ 406.1	$ 227.2	$ 331.0
Impact of discontinued operations	(5.1)	(5.8)	(7.2)	(7.3)	(13.2)	(5.7)	(32.5)	4.7
Net cash provided by operating activities of continuing operations	62.7	82.5	149.7	165.8	317.8	400.4	194.7	335.7
Capital expenditures for maintenance [1]	(13.2)	(7.6)	(22.3)	(12.8)	(37.9)	(33.2)	(41.5)	(39.5)
Net settlements on interest rate swaps [2]	-	(11.2)	(10.9)	(23.1)	(44.7)	(42.2)	(20.7)	(44.7)
Dividends paid on convertible perpetual preferred stock	(6.5)	(6.5)	(13.0)	(13.0)	(26.0)	(26.0)	(26.0)	(26.0)
Distributions paid to noncontrolling interests of consolidated affiliates	(8.9)	(7.2)	(22.2)	(18.3)	(34.4)	(32.6)	(33.4)	(34.4)
Non-recurring items:								
UBS Settlement proceeds, less fees to derivative plaintiffs' attorneys	-	-	-	-	-	(73.8)	-	-
Net premium paid (received) on bond issuance/redemption	18.0	-	13.9	-	-	-	-	-
Cash paid for professional fees - accounting, tax and legal	8.4	5.7	12.2	8.6	17.2	15.3	18.2	17.2
Cash paid for government, class action and related settlements	3.4	-	7.7	0.8	2.9	11.2	7.4	2.9
Income tax refunds related to prior periods	(0.4)	(3.1)	(3.4)	(9.7)	(13.5)	(63.7)	(89.4)	(13.5)
Adjusted free cash flow	$ 63.5	$ 52.6	$ 111.7	$ 98.3	$ 181.4	$ 155.4	$ 9.3	$ 197.7

HEALTHSOUTH

Exhibit 99-2
Adjusted Free Cash Flow

(1) Maintenance capital expenditures are expected to be $20 million higher in 2011 than in 2010.
(2) Final swap payment of $10.9 million was made in March 2011.

Reconciliation of Net Cash Provided by Operating Activities to Adjusted EBITDA

	Reclassified for LTCHs Moving to Discontinued Operations							Prior to Reclassification for LTCHs
	Q2		6 Months		Full Year			Full Year
(Millions)	2011	2010	2011	2010	2010	2009	2008	2010
Net cash provided by operating activities	$ 67.8	$ 88.3	$156.9	$ 173.1	$ 331.0	$406.1	$227.2	$ 331.0
Provision for doubtful accounts	(5.0)	(5.2)	(9.8)	(11.1)	(16.4)	(30.7)	(23.0)	(18.5)
Professional fees—accounting, tax, and legal	8.4	5.7	12.2	8.6	17.2	8.8	44.4	17.2
Interest expense and amortization of debt discounts	34.9	30.1	70.0	60.6	125.6	125.7	159.3	125.9
UBS Settlement proceeds, gross	-	-	-	-	-	(100.0)	-	-
Equity in net income of nonconsolidated affiliates	3.2	2.6	5.7	5.2	10.1	4.6	10.6	10.1
Net income attributable to noncontrolling interests in continuing operations	(11.3)	(10.3)	(23.1)	(20.0)	(40.9)	(33.3)	(29.8)	(40.8)
Amortization of debt discounts and fees	(1.2)	(1.7)	(2.3)	(3.4)	(6.3)	(6.6)	(6.5)	(6.3)
Distributions from nonconsolidated affiliates	(2.8)	(1.2)	(5.5)	(3.3)	(8.1)	(8.6)	(10.9)	(8.1)
Current portion of income tax expense (benefit)	0.7	(3.0)	(1.4)	(1.0)	2.9	(7.0)	(72.8)	1.9
Change in assets and liabilities	18.2	0.3	29.5	(1.5)	2.7	(2.0)	50.6	5.4
Net premium paid (received) on bond issuance/redemption	18.0	-	13.9	-	-	-	-	-
Change in government, class action and related settlements liability	(10.8)	-	(6.5)	0.8	2.9	11.2	7.4	2.9
Cash (provided by) used in operating activities of discontinued operations	(5.1)	(6.0)	(7.2)	(7.3)	(13.2)	(5.7)	(32.5)	4.7
Other	0.3	0.8	0.4	0.9	2.1	1.2	(1.4)	2.0
Adjusted EBITDA	$ 115.3	$100.4	$232.8	$ 201.6	$ 409.6	$363.7	$322.6	$ 427.4

HEALTHSOUTH

Exhibit 99-2
Net Cash Provided by Operating Activities